UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 13, 2010

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA		95051
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 553-2424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                   Entry into a Material Definitive Agreement.

On July 13, 2010, Agilent Technologies, Inc. (the “Company”) entered into an underwriting agreement with Banc of America Securities LLC, Barclays Capital Inc. and Credit Suisse Securities (USA) LLC, on behalf of the several underwriters named therein, in connection with the offer and sale of $250 million in aggregate principal amount of its 2.50% Senior Notes due 2013 (the “2013 Notes”) and $500 million in aggregate principal amount of its 5.00% Senior Notes due 2020 (the “2020 Notes” and, together with the 2013 Notes, the “Notes”) in an underwritten public offering (the “Offering”).  The offering is expected to be completed on July 20, 2010.  The underwriting agreement contains customary representations and covenants and includes the terms and conditions of the sale of the Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

Upon completion of the Offering, the Notes will be issued pursuant to the Indenture, dated as of October 24, 2007, (the “Indenture”) between the Company and U.S. Bank National Association, as trustee (the “Trustee”), and, in connection with the 2013 Notes, the Fourth Supplemental Indenture, to be dated as of July 20, 2010, between the Company and the Trustee (the “Fourth Supplemental Indenture”), and, in connection with the 2020 Notes, the Fifth Supplemental Indenture, to be dated as of July 20, 2010, between the Company and the Trustee (the “Fifth Supplemental Indenture”) with the following principal terms.

The 2013 Notes and 2020 Notes will be issued at a price to the public of 99.815% and 99.535%, respectively, of their principal amount.  The 2013 Notes and 2020 Notes will (a) mature on July 15, 2013 and July 15, 2020, respectively and (b) bear interest at a fixed rate of 2.50% and 5.00%, respectively, per annum, payable semi-annually on January 15 and July 15 of each year, commencing on January 15, 2011. The Notes are unsecured and will rank equally in right of payment with all of the Company’s other senior unsecured indebtedness.

The Notes will be redeemable, in whole or in part at any time, at the Company’s option, at a  redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest thereon to, but not including, the date of redemption: (a) 100% of the aggregate principal amount of the Notes to be redeemed on the redemption date; or (b) the sum of the present values of the remaining scheduled payments thereon discounted to the date of redemption, on a semi-annual basis, at the applicable Treasury Rate (as defined in the Fourth Supplemental Indenture or the Fifth Supplemental Indenture, as applicable) plus 25 basis points for the 2013 Notes and 30 basis points for the 2020 Notes. In addition, upon the occurrence of a Change of Control (as defined in the Fourth Supplemental Indenture or the Fifth Supplemental Indenture, as applicable) of the Company that results in a decrease of the ratings of the 2013 Notes and/or the 2020 Notes by one of Fitch Ratings Ltd. (“Fitch”), Moody’s Investors Service Inc. (Moody’s) or Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), such that the applicable Notes are rated below investment grade by each of Fitch, Moody’s and S&P, the Company will be required to make an offer to repurchase the Notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest to, but not including, the date of repurchase.

The Indenture will contain covenants that limit the ability of the Company and its subsidiaries to grant liens on certain assets to secure indebtedness, and to enter into sale and lease-back transactions, subject to certain exceptions.

The Notes will be subject to customary events of default, including: (a) the Company’s failure to pay principal or premium, if any, on the Notes when due at maturity, upon redemption or otherwise; (b) the Company’s failure to pay interest for 30 days after the interest becomes due and payable; (c) the Company’s failure to repurchase Notes tendered for repurchase following the occurrence of a Change of Control Repurchase Event (as defined in the Fourth Supplemental Indenture or the Fifth Supplemental Indenture, as applicable); (d) the Company’s failure to perform, or its breach of, any other covenant or warranty in the Indenture for 90 days after either the Trustee or holders of at least 25% in principal amount of the outstanding Notes have given the Company written notice of the default or breach in the manner required by the Indenture; (e) specified events involving the Company’s bankruptcy, insolvency or reorganization; and (f) (1) a failure to make any payment at maturity, including any applicable grace period, on any indebtedness of the Company (other than indebtedness of the Company owing to any of its subsidiaries) outstanding in an amount in excess of $100 million and continuance of this failure to pay or (2) a default on any indebtedness of the Company (other than indebtedness owing to any of its subsidiaries), which default results in the acceleration of such indebtedness in an amount in excess of $100 million without such indebtedness having been discharged or the acceleration having been cured, waived, rescinded or annulled, in the case of clause (1) or (2) above.

The descriptions above are summaries and are qualified in their entirety by the Indenture, filed as Exhibit 4.01 to the Company’s Registration Statement on Form S-3 filed on October 24, 2007 (File No. 333-146892) and the underwriting agreement, the form of Fourth Supplemental Indenture, the form of Fifth Supplemental Indenture, the form of 2013 Notes and the form of 2020 Notes, filed as Exhibit Nos. 1.01, 4.01, 4.02, 4.03 and 4.04 hereto, respectively, and, in each case, incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On July 13, 2010, the Company entered into interest rate swaps with an aggregate notional amount of $500 million. Under the interest rate swaps the Company will receive fixed-rate interest payments and will make payments based on the three-month London InterBank Offered Rate (“LIBOR”) plus 174 basis points with respect to the 2020 Notes. The economic effect of these swaps will be to convert the fixed-rate interest expense on the 2020 Notes to a variable LIBOR-based interest rate.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
1.01

Underwriting Agreement, dated July 13, 2010, by and among the Company, Banc of America Securities LLC, Barclays Capital Inc. and Credit Suisse Securities (USA) LLC, on behalf of the several underwriters named therein

4.01	Form of Fourth Supplemental Indenture between the Company and U.S. Bank National Association
4.02	Form of Fifth Supplemental Indenture between the Company and U.S. Bank National Association
4.03	Form of Global Note for the Company’s 2.50% Senior Notes due 2013 (contained in Exhibit 4.01)
4.04	Form of Global Note for the Company’s 5.00% Senior Notes due 2020 (contained in Exhibit 4.02)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

Date: July 19, 2010	By:	/s/ Stephen D. Williams
Stephen D. Williams Vice President, Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.01

Underwriting Agreement, dated July 13, 2010, by and among the Company, Banc of America Securities LLC, Barclays Capital Inc. and Credit Suisse Securities (USA) LLC, on behalf of the several underwriters named therein

4.01	Form of Fourth Supplemental Indenture between the Company and U.S. Bank National Association
4.02	Form of Fifth Supplemental Indenture between the Company and U.S. Bank National Association
4.03	Form of Global Note for the Company’s 2.50% Senior Notes due 2013 (contained in Exhibit 4.01)
4.04	Form of Global Note for the Company’s 5.00% Senior Notes due 2020 (contained in Exhibit 4.02)